SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                DECEMBER 19, 1996


                 MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST.
               (Exact name of registrant as specified in charter)


      NEW YORK                 333-11961         25-0659306
   (State or other      (Commission File        (IRS Employer
   jurisdiction of      Number)                 Identification
   incorporation)                               No.)


   ONE MELLON BANK CENTER, 500 GRANT STREET, PITTSBURGH,
PENNSYLVANIA                                        15258
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code 412-234-5222


                         NOT APPLICABLE
(Former name or former address, if changed since last report.)

 Item 5.                   Other Events

Mellon Bank, N.A. (the "Transferor") sold $440,000,000 of Mellon Bank Premium Finance Loan Master Trust Class A Floating Rate Asset Backed Certificates, Series 1996-1 and $25,000,000 of Mellon Bank Premium Finance Loan Master Trust Class B Floating Rate Asset Backed Certificates, Series 1996-1 on December 19, 1996 pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 and the Series 1996-1 Supplement thereto (collectively, the "Pooling and Servicing Agreement") dated December 1, 1996 each among the Transferor, AFCO Credit Corporation as servicer, AFCO Acceptance Corporation as servicer, Premium Financing Specialists, Inc., as back-up servicer, Premium Financing Specialists of California, Inc., as back-up servicer and The First National Bank of Chicago, as trustee, the
Class A Underwriting Agreement (the "Class A Underwriting Agreement") dated December 12, 1996 between CS First Boston Corporation, as Representative of the Several Underwriters (the "Underwriter") and the Transferor and the Class B Underwriting Agreement (the "Class B Underwriting Agreement" and together with the Class A Underwriting Agreement, the "Underwriting Agreements") dated December 12, 1996 between the Underwriter and the Transferor. This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement, the Underwriting Agreements, the Receivables Purchase Agreement and the Certificateholders Statement relating to the Monthly Period ending December 31, 1996.

         Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibits 4.1 and 4.2.



 Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         EXHIBIT NO.

         1.1      Class A Underwriting Agreement
         1.2      Series 1996-1 Supplement
         4.1      Pooling and Servicing Agreement
         4.2      Series 1996-1 Supplement
         4.3      Receivables Purchase Agreement

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                  (Registrant)

                                  By:  AFCO Credit Corporation, on behalf
                                       of Mellon Bank Premium Finance
                                       Loan Master Trust


Date: January 15, 1997           By: /S/  FREDERICK B. OLLETT, III
                                          ------------------------------
                                          Name:  Frederick B. Ollett, III
                                          Title: Vice President and Chief
                                                 Financial Officer

 EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION

1.1                                 Class A Underwriting Agreement
1.2                                 Series 1996-1 Supplement
4.1                                 Pooling and Servicing Agreement
4.2                                 Series 1996-1 Supplement
4.3                                 Receivables Purchase Agreement
19.1                                Certificateholders Statement